UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04719

The TETON Westwood Funds
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Teton Advisors, Inc. One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-422-3554

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2020

*Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended September 30, 2020, originally filed with the Securities and Exchange Commission on December 4, 2020 (Accession Number 0001193125-20-310370). The purpose of this amendment is to update Item 1 of the Form N-CSR.

Items 2 through 13 of this amendment to the Registrant’s Form N-CSR are incorporated herein by reference to the Form N-CSR filed on EDGAR on December 4, 2020 (Accession Number 0001193125-20-310370).

* * * * *

Item 1. Reports to Stockholders.

The first paragraph under “Opinions on the Financial Statements” shall be replaced with the following:

“We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of TETON Westwood Mighty MitesSM Fund and the accompanying statements of assets and liabilities, including the schedules of investments (included in Item 6 of this Form N-CSR), of TETON Westwood SmallCap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund and TETON Westwood Balanced Fund (constituting TETON Westwood Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The TETON Westwood Funds

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date  March 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date  March 29, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date  March 29, 2022

*	Print the name and title of each signing officer under his or her signature.